UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

Astec Industries, Inc.
 (Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road
Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On August 10, 2009, Astec Industries, Inc. issued a press release announcing it would participate in the CanaccordAdams 29th Annual Global Growth conference in Boston, MA on Thursday August 13, 2009 where one or more officers of the Company will make a slide presentation containing certain financial information about the Company and its business.  The slide presentation materials are attached hereto as Exhibit 99.1 and incorporated by reference.  These slide presentation materials may also be used at one or more subsequent conferences with analysts and investors.

The attached slide presentation may contain forward-looking statements regarding the future performance of the Company, including representations about the Company's future financial performance, market conditions, the long-term growth prospects of the Company and its markets, opportunities for market share gains and acquisitions and performance of companies in Astec's markets. These forward-looking statements reflect management’s beliefs and assumptions.  They are not guarantees of performance and are therefore subject to risks and uncertainties. The information in this presentation is not an update or reaffirmation of previously disclosed information. Future events and actual results could differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause future events or actual results to differ materially from the Company’s expectations include uncertainty in the economy, rising oil and liquid asphalt prices, rising interest rates, changes in highway funding availability, the timing of large contracts, production capacity, changes in size and mix of backlog, seasonality and cyclicality in operating results, seasonality of sales volumes, demand for the Company's products, competitive activity and those other factors listed from time to time in the Company’s reports filed with the SEC.  The information contained in the attached slide presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements.  The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1  Slide presentation to be used at the CanaccordAdams 29th Annual Growth Conference on August 13, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2009	ASTEC INDUSTRIES, INC.
By:/s/ F. McKamy Hall F. McKamy Hall Vice President and Chief Financial Officer (Principal Financial Officer)